U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):    April 21, 2005
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                                REAL LOGIC, INC.
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             (Exact name of registrant as specified in its charter)

           FLORIDA                 000-25003               64-1045849
           -------                 ---------               ----------
      (State or other            (Commission           (I.R.S. Employer
        Jurisdiction             File Number)         Identification No.)
      of incorporation)

      326 B Royal Poinciana Way, Palm Beach, Florida         33480
      ----------------------------------------------         -----
        (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: 561-655-3200
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ITEM 4.01 - CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT
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On April 21, 2005, Real Logic, Inc. (the "Company") dismissed its auditor,
DeLeon & Company, PA ("DeLeon"), and appointed its former auditor, Baum & Company, PA, in their place. The Company's sole Director approved the change of accountants.

Since the appointment of DeLeon on December 20, 2004, there were no disagreements DeLeon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. No reports on financial statements were prepared by DeLeon during their term as the Company's auditors.

The Company provided DeLeon with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that DeLeon furnish the Company with a letter addressed to the SEC stating whether they agree with the statements made in this Report and, if not, stating the aspects with which they do not agree. A copy of the letter provided by DeLeon, dated April 26, 2005, is attached to this Report as an exhibit.

ITEM 9.01 EXHIBITS
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(16)     Letter re: Change in certifying accountant

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REAL LOGIC, INC.

Date:    April 27, 2005            By:  /s/  Bradford L. Tolley
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                                   Bradford L. Tolley, Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit  No.        Description
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    16              Letter re: Change in certifying accountant